Exhibit 10.1

[Execution]

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of April 23, 2015 (this “Amendment No. 1”), is by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent and collateral agent pursuant to the Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders and others (in such capacity, “Agent”), the parties to the Credit Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), NOMAC DRILLING, L.L.C., an Oklahoma limited liability company (“Nomac”), PERFORMANCE TECHNOLOGIES, L.L.C., an Oklahoma limited liability company (“PTL”), GREAT PLAINS OILFIELD RENTAL, L.L.C., an Oklahoma limited liability company (“GPOR”), HODGES TRUCKING COMPANY, L.L.C., an Oklahoma limited liability company (“Hodges”), OILFIELD TRUCKING SOLUTIONS, L.L.C., an Oklahoma limited liability company (“OTS” and, together with Nomac, PTL, GPOR and Hodges, each individually as a “Borrower” and collectively, “Borrowers”), SEVENTY SEVEN ENERGY INC., an Oklahoma corporation that is successor by conversion to Chesapeake Oilfield Operating, L.L.C. (“Parent”), SEVENTY SEVEN OPERATING LLC, an Oklahoma limited liability company (“SSO”), MID-STATES OILFIELD SUPPLY LLC, an Oklahoma limited liability company (“MSOS”), SEVENTY SEVEN LAND COMPANY LLC, an Oklahoma limited liability company (“SSLC”), and PTL PROP SOLUTIONS, L.L.C., an Oklahoma limited liability company (“PTL Prop” and, together with Parent, SSO, MSOS and SSLC, each individually as a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Credit Agreement, dated June 25, 2014, by and among Agent, Lenders, Borrowers, Guarantors and others (as the same now exists, the “Existing Credit Agreement” and as amended pursuant hereto and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”) and the other Loan Documents;

WHEREAS, Borrowers desire to amend certain provisions of the Existing Credit Agreement as set forth herein, and Agent and Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein; and

WHEREAS, by this Amendment No. 1, Agent, Lenders, Borrowers and Guarantors desire and intend to evidence such amendments.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Amendments to Definitions.

(i) Permitted Indebtedness. Clause (s) of the definition of “Permitted Indebtedness” set forth in Schedule 1.1 to the Existing Credit Agreement is hereby amended by deleting “$400,000,000” and replacing it with “$500,000,00”.

(b) Interpretation. For purposes of this Amendment No. 1, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement.

2. Representations and Warranties. Each Borrower and Guarantor represents and warrants with and to the Lender Group as follows, which representations and warranties shall survive the execution and delivery hereof:

(a) no Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment No. 1;

(b) this Amendment No. 1 and any other agreement to be executed and delivered by any Loan Party in connection herewith (collectively, together with this Amendment No. 1, the “Amendment Documents”) has been duly authorized, executed and delivered by all necessary corporate or limited liability company action on the part of each Borrower and Guarantor which is a party hereto and thereto and, if necessary, its equity holders and is in full force and effect as of the date hereof and the agreements and obligations of each Loan Party contained herein and therein constitute legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as enforceability may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally;

(c) the execution, delivery and performance by each Loan Party of each Amendment Document to which it is a party (i) are all within such Loan Party’s corporate or limited liability company powers, (ii) do not violate any provision of federal, state, or local law or regulation applicable to any Loan Party, except for such violations that could not individually or in the aggregate reasonably be expect to cause a Material Adverse Effect, the Governing Documents of any Loan Party, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party, (iii) do not conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of any Loan Party where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iv) do not result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (v) do not require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any material agreement of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect; and

(d) all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

3. Conditions Precedent. This Amendment No. 1 shall only be effective upon the satisfaction of each of the following conditions precedent:

(a) Agent shall have received counterparts of this Amendment No. 1, duly authorized, executed and delivered by Borrowers, Guarantors and Required Lenders;

(b) Agent shall have received an officer’s certificate of the Parent certifying that an Incremental Term Facility under (and as defined in) the Term Loan Agreement shall have closed or will close substantially contemporaneously with the effective date of this Amendment No. 1; and

(c) no Default or Event of Default shall exist or have occurred and be continuing.

4. Effect of this Amendment. Except as expressly set forth herein, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Loan Parties shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 1 or with respect to the subject matter of this Amendment No. 1. To the extent of conflict between the terms of this Amendment No. 1 and the other Loan Documents, the terms of this Amendment No. 1 shall control. The Existing Credit Agreement and this Amendment No. 1 shall be read and construed as one agreement.

5. Amendment Fee. In consideration of the amendments set forth herein, Borrowers shall, on the effective date of this Amendment No. 1, pay to Agent, for the account of each Lender that has delivered an executed and released signature page to Agent by no later than 5:00 p.m., New York time, on April 24, 2015 (each, a “Consenting Lender”), an amendment fee equal to the sum of 0.05% of the Revolver Commitment of each Consenting Lender, which fee shall be fully earned and payable as of the effective date of this Amendment No. 1, shall constitute part of the Obligations and may be charged to any loan account of Borrowers maintained by Agent.

6. Governing Law. The validity, interpretation and enforcement of this Amendment No. 1 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

7. Binding Effect. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

8. Entire Agreement. This Amendment No. 1 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

9. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 1.

10. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 1. Any party delivering an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 1, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 1.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their authorized officers as of the day and year first above written.

NOMAC DRILLING, L.L.C.
PERFORMANCE TECHNOLOGIES, L.L.C.
GREAT PLAINS OILFIELD RENTAL, L.L.C.
HODGES TRUCKING COMPANY, L.L.C.
OILFIELD TRUCKING SOLUTIONS, L.L.C.

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer

SEVENTY SEVEN ENERGY INC., successor by conversion to Chesapeake Oilfield Operating, L.L.C.
SEVENTY SEVEN OPERATING LLC
MID-STATES OILFIELD SUPPLY LLC
SEVENTY SEVEN LAND COMPANY LLC
PTL PROP SOLUTIONS, L.L.C.

By:	/s/ Cary D. Baetz
Name:	Cary D. Baetz
Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Zachary S. Buchanan
Name:	Zachary S. Buchanan
Title:	AVP

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	SVP

Signature Page to Amendment No. 1 to Credit Agreement

SUNTRUST BANK, as a Lender

By:	/s/ Brian O’Fallon
Name:	Brian O’Fallon
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ David Gurghigian
Name:	David Gurghigian
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement